                                                                   Exhibit 99.15

                     [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK


                -----------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-5
                -----------------------------------------------

               Monthly Period:                        10/01/96 to
                                                      10/31/96
               Distribution Date:                     11/15/96
               Transfer Date:                         11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $4.82868056
                                   Class B                            4.93201394
                                   Collateral Inv. Amt.               5.39610816
                                                          ----------------------
                                   Total (weighted avg.)             $4.89033705

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $4.82868056
                                   Class B                           $4.93201394
                                   Collateral Inv. Amt.              $5.39610816
                                                          ----------------------
                                   Total (weighted avg.)             $4.89033705

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-5
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                   Class A                        $53,338,789.65
                                   Class B                          4,813,995.40
                                   Collateral Inv. Amt.             6,109,758.04
                                                          ----------------------
                                   Total                          $64,262,543.09
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         ----------------------------------------

         (a)    The aggregate amount of Allocations
                of Finance Charge Receivables processed
                during the Monthly Period which were
                allocated in respect of the Certificates

                                   Class A                         $7,605,845.77
                                   Class B                            687,264.22
                                   Collateral Inv. Amt.               870,565.11
                                                          ----------------------
                                   Total                           $9,163,675.10
                                                          ======================

         (b)    Principal Funding Investment Proceeds
                (to Class A)                                                 N/A
         (c)    Withdrawals from Reserve Account
                (to Class A)                                                 N/A
                                                          ----------------------
                 Class A Available Funds                           $7,605,845.77
                                                          ======================

     3.  Principal Receivables/Investor Percentages
         --------------------------------------------

         (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $16,892,367,448.16

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 3

         (b)    Invested Amount as of the last day of
                the preceding month (Adjusted Class A
                Invested Amount during Accumulation
                Period)

                                   Class A                       $500,000,000.00
                                   Class B                         45,180,000.00
                                   Collateral Inv. Amt.            57,230,000.00
                                                          ----------------------
                                   Total                         $602,410,000.00

         (c)    The Floating Allocation Percentage: The
                Invested Amount set forth in paragraph
                3(b) above as a percentage of the
                aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                                2.960%
                                   Class B                                0.267%
                                   Collateral Inv. Amt.                   0.339%
                                                          ----------------------
                                   Total                                  3.566%

         (d)    During the Amortization Period: The
                Invested Amount as of _______ (the
                last day of the Revolving Period)

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   Collateral Inv. Amt.                      N/A
                                                          ----------------------
                                   Total                                     N/A

         (e)    The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in
                paragraph 3(d) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph 3(a) above

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   Collateral Inv. Amt.                      N/A
                                                          ----------------------
                                   Total                                     N/A

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)    35 - 64 days                                     $347,434,513.80
         (b)    65 - 94 days                                     $211,270,234.43
         (c)    95 - 124 days                                    $160,220,603.53
         (d)    125 - 154 days                                   $122,449,636.97
         (e)    155 - 184 days                                   $112,592,948.22
         (f)    185 or more days                                  $87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)    The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Monthly Period
                allocable to the Invested Amount (the
                aggregate "Investor Default
                Amount")
                                   Class A                         $2,223,161.25
                                   Class B                            200,884.85
                                   Collateral Inv. Amt.               254,463.04
                                                          ----------------------
                                   Total                           $2,678,509.14
                                                          ======================


    6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)    The aggregate amount of Class A Investor
                Charge-Offs and the reductions in the
                Class B Invested Amount and the
                Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

         (b)    The amounts set forth in paragraph 6(a)
                above, per $1,000 original certificate
                principal amount (which will have the
                effect of reducing, pro rata, the
                amount of each Certificateholder's
                investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

         (c)    The aggregate amount of Class A Investor
                Charge-Offs reimbursed and the
                reimbursement of reductions in the
                Class B Invested Amount and the
                Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 5

         (d)    The amount set forth in paragraph 6(c)
                above, per $1,000 interest (which will
                have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

     7.  Investor Servicing Fee.
         -----------------------

         (a)    The amount of the Investor Monthly
                Servicing Fee payable by the Trust
                to the Servicer for the Monthly Period
                                   Class A                           $625,000.00
                                   Class B                             56,475.00
                                   Collateral Inv. Amt.                71,537.50
                                                          ----------------------
                                   Total                             $753,012.50
                                                          ======================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
         Default Amounts or Investor Charge-Offs
         for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

     9.  Collateral Invested Amount
         --------------------------

         (a)    The amount of the Collateral Invested
                Amount as of the close of business on
                the related Distribution Date after
                giving effect to withdrawals, deposits
                and payments to be made in respect of
                the preceding month
                                                                  $57,230,000.00

         (b)    The Required Collateral Invested Amount
                as of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to
                be made in respect of the preceding month
                                                                  $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
Page 6

     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor
         Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor
         Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               12.92%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.87%




C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)    Accumulation Period commencement date                   07/31/00

         (b)    Accumulation Period length (months)                            1

         (c)    Accumulation Period Factor                                 25.07

         (d)    Required Accumulation Factor Number                           11

         (e)    Controlled Accumulation Amount                   $500,000,000.00

         (f)    Minumum Payment Rate (last 12 months)                      9.54%

     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                     $0.00
         Plus:  Principal Collections for Related Monthly
                Period from Principal Account                               0.00
         Plus:  Interest on Principal Funding Account
                Balance for Related Monthly Period                    N/A
         Less:  Withdrawals to Finance Charge Account                 N/A
         Less:  Withdrawals to Distribution Account                         0.00
                                                          ----------------------
     Ending Balance                                                        $0.00

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                        Series 1995-5
Page 7

     3.  Accumulation Shortfall
         ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

         Less:  The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                      N/A
                                                          ----------------------

                Accumulation Shortfall                                       N/A
                                                          ======================

                Aggregate Accumulation Shortfalls                            N/A
                                                          ======================

     4.  Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount                                               N/A

         Less:  Principal Funding Investment Proceeds                        N/A
                                                          ----------------------

                Principal Funding Investment Shortfall                       N/A

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis

         (a)    Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other amount
                designated by Transferor)                                  0.00%

         (b)    Required Reserve Account Amount ($)                        $0.00

         (c)    Required Reserve Account Balance after effect of           $0.00
                any transfers on the Related Transfer Date

         (d)    Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date                $0.00

     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                 N/A

     3.  Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the Related Transfer
         Date (1(d) plus 2 above)                                            N/A

     4.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Peri           4.26%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President